Exhibit 32(a)

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Hovnanian Enterprises, Inc. (the “Company”) on Form 10-K, as supplemented by this Form 10-K/A, for the fiscal year ended October 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”),  I, Ara K. Hovnanian, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 25, 2011

/S/ARA K. HOVNANIAN
Ara K. Hovnanian
Chairman, President and Chief Executive Officer